UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 21, 2005
ARCHSTONE-SMITH OPERATING TRUST
(Exact name of registrant as specified in charter)

Maryland	1-10272	74-6056896
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9200 E. Panorama Circle, Suite 400, Englewood, Colorado	80112

(Address of Principal Executive Offices)	(Zip Code)
(Registrant’s Telephone Number, including Area Code): (303) 708-5959
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
     On November 21, 2005, Archstone-Smith Operating Trust, a Maryland real estate investment trust (the “Operating Trust”) entered into an underwriting agreement with Banc of America Securities LLC and Citigroup Global Markets Inc. relating to the issuance and sale of its 5.250% Notes due 2010. A copy of the underwriting agreement is included as Exhibit 1.1 to this Report on Form 8-K and is incorporated herein by reference. The issuance and sale of the 5.250% Notes due 2010 is expected to close on November 29, 2005.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
     (a) Financial Statements of Businesses Acquired.
          Not applicable.
     (b) Pro Forma Financial Information.
          Not applicable.
     (c) Exhibits.
          Exhibit 1.1      Underwriting Agreement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Trust has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

ARCHSTONE-SMITH OPERATING TRUST
	By:	/s/ Thomas S. Reif
Dated: November 28, 2005		Name:	Thomas S. Reif
		Title:	Group Vice President and Assistant General Counsel

Exhibit Index
          Exhibit 1.1      Underwriting Agreement